UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 21, 2003

AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-22166 (Commission File Number)	41-1439182 (I.R.S. Employer Identification Number)

2350 Helen Street North St. Paul, Minnesota (Address of Principal Executive Offices)	55109 (Zip Code)

(651) 770-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No	Description

99.1	Press Release issued July 21, 2003

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations
and Financial Condition).

     Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition.

     On July 21, 2003, the registrant publicly announced, among other things, its results for the quarter ended June 30, 2003. For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETRIUM INCORPORATED

By:	/s/ DOUGLAS L. HEMER Douglas L. Hemer Chief Administrative Officer and Secretary

Dated: July 22, 2003

AETRIUM INCORPORATED

FORM 8-K

Exhibit Index

Exhibit No	Description	Method of Filing

99.1	Press Release issued July 21, 2003	Filed herewith